UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2009

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On July 10, 2009, Manitex International, Inc. (the “Company”) completed the acquisition of the capital Stock of Badger Equipment Company, a Minnesota corporation, (“Badger”) pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) with Avis Industrial Corporation, an Indiana corporation (“Avis” or the “Seller”). The Seller owned all of the outstanding shares of capital stock of Badger prior to the completion of the transaction. The aggregate consideration (the “Consideration”) paid in connection with the Acquisition was approximately $3.0 million. The Consideration paid consisted of 300,000 shares of the Company Common Stock with a value of approximately $240,000 and a Non-Negotiable Subordinated Promissory Note for $2,750,000. At the time of the acquisition, Badger had no indebtedness. Badger’s liabilities consisted of ordinary course payables and accrued liabilities.

The description of the terms and conditions of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference. This document is not intended to provide any other factual information about the Company. Such information can be found in other public filings the Company makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.

Promissory Note

Under the Promissory Note (also dated July 10, 2009), the Company is obligated to make annual principal payments to Avis of $550,000 commencing on July 10, 2010 and on each year thereafter through July 10, 2014. The maturity date of the Term Note is July 10, 2014. Accrued interest under the promissory Note will be payable quarterly commencing on October 1, 2009. The unpaid principal balance of the Term Note will bear interest at 6% per annum (the “Note Rate”). The Promissory Note is secured by the collateral granted to Avis under the terms of the Security Agreement described below.

If the Maker fails to pay when due any required payment of principal or interest, and such payments remain unpaid for more than 60 days from the due date, all or any part of the unpaid balance of principal and interest under this Promissory Note shall become due and payable immediately, without notice and demand, at the election of the Payee.

The description of the terms of the Promissory Note set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by this reference.

Security Agreement

Under the Security Agreement (also dated July 10, 2009) (“Security Agreement”), the Company grants a security interest in the Capital Stock of Badger (“Collateral”) to Avis. The Collateral secures the performance and payment of the Promissory Note dated July 10, 2009 in the amount of $2,750,000. Under the terms of the Security Agreement, upon default all the indebtedness becomes due and payable. The secured party, upon default, will also have all the rights and remedies of a secured party under I.C. 26-1-9-501 et seq of the State of Indiana. The Security Agreement contains customary events of default, including (1) the Company’s failure to pay principal and interest when due, (2) events of bankruptcy, or (3) the failure to honor or perform any of the terms or conditions of the Security Agreement.

The description of the terms and conditions of the Security Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, attached as Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by this reference.

Lease Agreement

In connection with the Badger acquisition, the Company entered into a lease agreement (“Lease”) with Avis dated July 10, 2009. Under the terms of the Lease , the Company will lease the Badger facility located at 217 Patneaude Drive, Winona, MN (the “Facility”) for five years at annual rent of $300,000 which is payable in twelve monthly installments. The Company has an option to purchase the facility for $500,000 by giving notice to Landlord of its intent to purchase the Facility. The Landlord must receive such notice at least three months prior to end of the Lease term.

The description of the terms and conditions of the Lease set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease as attached as Exhibit 10.5, to this Current Report on Form 8-K and incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K regarding the Promissory Note, Security Agreement and the Lease Agreement is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Company’s common stock pursuant to the Purchase Agreement is incorporated by reference into this Item 3.02.

The shares issued in connection with the Purchase Agreement were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws, as the offering was not a public offering.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: July 16, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated July 10, 2009, by Manitex International, Inc., and Avis Industrial Corporation.

10.2	Manitex International, Inc.’s press release dated July 13, 2009.

10.3	Promissory Note in principal amount of $2,750,000 dated July10, 2008, payable by Manitex International, Inc. to Avis Industrial Corporation.

10.4	Security Agreement dated July 10, 2009 between Manitex International, Inc. and Avis Industrial Corporation

10.5	Lease Agreement, dated July 10, 2010, by and between Manitex International, Inc., Badger Equipment Company and Avis Industrial.